EXHIBIT 10.15.1


                  1994 UNION CARBIDE LONG-TERM INCENTIVE PLAN

SECTION 1: PURPOSE. The purpose of the 1994 Union Carbide Long-Term Incentive Plan (hereinafter referred to as the "Plan") is to (a) advance the interests of Union Carbide Corporation (the "Corporation") and its stockholders by providing incentives and rewards to those employees who are in a position to contribute to the long-term growth and profitability of the Corporation; (b) assist the Corporation and its subsidiaries and affiliates in attracting, retaining, and motivating highly qualified employees for the successful conduct of their business; and (c) make the Corporation's compensation program competitive with those of other major employers.

SECTION 2:  DEFINITIONS.

          2.1 A "Change in Control of the Corporation" shall be deemed to occur in the event that any of the following circumstances have occurred:

              (i)if a change in control of the Corporation would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K as in effect on the date hereof, pursuant to Sections 13 or 15(d)of the Exchange Act, whether or not the Corporation is then subject to such reporting requirement;

              (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (x) becomes the "beneficial owner", as defined in rule 13d-3 under the Exchange Act, of more than 20% of the then outstanding voting securities of the Corporation, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board or (y) acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Corporation or for any other matter or question, more than 20% of the then outstanding voting securities of the Corporation, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

              (iii)if during any period of twenty-four consecutive months (not

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                     including   any  period  prior  to  the  adoption  of  this
                     section), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board.

                     For purposes of this subsection (iii), "Present Directors" shall mean individuals who at the beginning of such consecutive twenty-four month period were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors; or

              (iv) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act that is the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of 20% or more of the then outstanding voting securities of the Corporation commences soliciting proxies.


          2.2: "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

          2.3: "Employee" means all employees of the Corporation or of a subsidiary or affiliate of the Corporation participating in the Plan, including officers of the Corporation, as well as officers of the Corporation who are also directors of the Corporation. However, an individual who is a member of the Committee shall not be an "employee" for purposes of this Plan.

          2.4: "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          2.5: "Exercise Payment" is a payment upon the exercise of a stock option of an amount determined by the Committee in its discretion, which amount shall not be greater than 60% of the excess of the Market Price over the option price of the stock acquired upon the exercise of the option.


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          2.6:  "Incentive Stock Option" means any stock option granted pursuant to this Plan which is designated as such by the Committee and which complies with Section 422 of the Code.

          2.7: "Market Price" is the mean of the high and low prices of the common stock of the Corporation as reported in the New York Stock Exchange-Composite Transactions on the date the option or stock appreciation right is exercised (or on the next preceding day such stock was traded on a stock exchange included in the New York Stock Exchange-Composite Transactions if it was not traded on any such exchange on the date the option or stock appreciation right is exercised), except that in the case of a stock appreciation right that is exercised for cash during the first three days of the ten-day period set forth in Section 7.5, "Market Price" is the highest daily closing price of the common stock of the Corporation as reported in the New York Stock Exchange-Composite Transactions during such ten-day period. Notwithstanding the foregoing provisions, if a stock appreciation right is exercised during the 60-day period commencing on the date of a Change in Control of the Corporation, the Market Price for purposes of determining the stock appreciation shall be the highest of (1) the market price of the common stock of the Corporation, as determined under the preceding sentence; (2) the highest market price of a share of the common stock of the Corporation during the period commencing on the ninetieth day preceding the date of exercise of the stock appreciation right and ending on the date of exercise of the stock appreciation right; (3) the highest price per share of common stock of the Corporation shown on Schedule 13D or an amendment thereto filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 by any person holding 20% of the combined voting power of the Corporation's then outstanding voting securities; or (4) the


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highest  price paid or to be paid per share of common  stock of the  Corporation pursuant to a tender or exchange  offer as  determined  by the  Committee.

          2.8: "Non-Qualified Stock Option" means any stock option granted pursuant to this Plan which is not an Incentive Stock Option.

          2.9: "Retirement" shall mean retirement from employment by the Corporation or a subsidiary or affiliate with the right to receive immediately a non-actuarially reduced pension under the Corporation's Retirement Program.

          2.10: "Restricted Stock" means stock of the Corporation subject to restrictions on the transfer of such stock, conditions of forfeitability of such stock, or any other limitations or restrictions as determined by the Committee.

          2.11: "Stock Appreciation" shall be based on the excess of the Market Price of the common stock over the option price of the related option stock, as determined by the Committee.

SECTION 3: PARTICIPATION. The Participants in the Plan ("Participants") shall be those Employees serving in a managerial, administrative, or professional position who are selected to participate in the Plan by the Committee of the Board of Directors of the Corporation named to administer the Plan pursuant to
Section  4.

SECTION 4: ADMINISTRATION. The Plan shall be administered and interpreted by a Committee of three or more members of the Board of Directors (hereinafter referred to as the "Committee") appointed by the Board. Members of the Committee are not eligible to participate in the Plan and no member may have been eligible for selection as a person to whom stock may be allocated or to whom stock


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options or stock appreciation  rights may be granted pursuant to the Plan or any other plan of the Corporation or any of its affiliates within one year prior to serving on the Committee. All decisions and acts of the Committee shall be final and binding upon all Participants. The Committee shall: (i) determine the number and types of awards to be made under the Plan; (ii) select the awards to be made to Participants; (iii) set the option price, the number of options to be awarded, and the number of shares to be awarded out of the total number of shares available for award; (iv) delegate to the Chief Executive Officer of the Corporation the right to allocate awards among Employees who are not officers or directors of the Corporation within the meaning of the Exchange Act, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine; (v) establish administrative regulations to further the purpose of the Plan; and (vi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan.

SECTION 5: AWARDS. Awards under this Plan may be in any of the following forms (or a combination thereof): (i) stock option awards; (ii) stock appreciation rights; (iii) exercise payment rights; (iv) grants of stock or Restricted Stock; or (v) performance awards. Except as otherwise defined herein, "stock" shall mean the common stock, $1.00 par value, of the Corporation. All awards shall be made pursuant to award agreements between the Participant and the Corporation. The agreements shall be in such form as the Committee approves from time to time.

          a. MAXIMUM AMOUNT AVAILABLE. The total number of shares of stock (including Restricted Stock, if any) optioned or granted under this Plan during the term of the Plan shall not exceed 7,500,000 shares. No Participant may be


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granted,  in the  aggregate,  awards  which  would  result  in  the  Participant receiving more than 10% of the maximum number of shares available for award under the Plan. Solely for the purpose of computing the total number of shares of stock optioned or granted under this Plan, there shall not be counted any shares which have been forfeited and any shares covered by an option which, prior to such computation, has terminated in accordance with its terms or has been canceled by the Participant or the Corporation.

          b. ADJUSTMENT IN THE EVENT OF RECAPITALIZATION, ETC. In the event of any change in the outstanding shares of the Corporation by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change or in the event of any special distribution to the stockholders, the Committee shall make such equitable adjustments in the number of shares and prices per share applicable to options then outstanding and in the number of shares which are available thereafter for Stock Option Awards or other awards, both under the Plan as a whole and with respect to individuals, as the Committee determines are necessary and appropriate. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

SECTION 6: STOCK OPTIONS.

          6.1: The Corporation may award options to purchase common stock or Restricted Stock of the Corporation (hereinafter referred to as "Stock Option Awards") to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee shall determine with respect to each Stock


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Option Award and designate in the grant  whether a Participant  is to receive an
Incentive Stock Option or a Non-Qualified Stock Option.

          6.2: The option price of each share of stock subject to a Stock Option Award shall be specified in the grant, but in no event shall the exercise price be less than the closing price of the common stock of the Corporation on the date the award is authorized as reported in the New York Stock Exchange-Composite Transactions. If the Participant to whom an Incentive Stock Option is granted owns, at the time of the grant, more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer, the option price of each share of stock subject to such grant shall be not less than one hundred ten percent (110%) of the closing price described in the preceding sentence.

          6.3: A stock option by its terms shall not be transferable by the Participant other than by will or the laws of descent and distribution, and, during the Participant's lifetime, will be exercisable only by the Participant. A stock option by its terms also shall be of no more than 10 years' duration, except that an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the combined voting power of the Participant's employer or a parent or subsidiary of the employer shall be by its terms be of no more than five (5) years' duration. A stock option by its terms shall be exercisable only after the earliest of: (i) such period of time as the Committee shall determine and specify in the grant, but in no event less than one year following the date of grant of such award;
(ii) the  Participant's  death; or (iii) a Change in Control of the Corporation.

          An option is only exercisable by a Participant while the Participant is in active employment with the Corporation, or its subsidiary, except (i) in


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the case of a  Participant's  death,  Retirement  or  disability;  (ii) during a three-year period commencing on the date of a Participant's termination of employment by the Corporation other than for cause; (iii) during a three-year period commencing on the date of termination, by the Participant or the Corporation, of employment after a Change in Control of the Corporation, unless such termination of employment is for cause; or (iv) if the Committee decides that it is in the best interest of the Corporation to permit individual exceptions. An option may not be exercised pursuant to this paragraph after the expiration date of the option.

          6.4: An option may be exercised with respect to part or all of the shares subject to the option by giving written notice to the Corporation of the exercise of the option. The option price for the shares for which an option is exercised shall be paid on or within ten business days after the date of exercise in cash, in whole shares of common stock of the Corporation owned by the Participant prior to exercising the option, or in a combination of cash and such shares of common stock. The value of any share of common stock delivered in payment of the option price shall be its Market Price on the date the option is exercised.

          6.5: The Committee may, in its discretion, grant to Participants holding stock options the right to receive with respect to each share covered by an option payments of amounts equal to the regular cash dividends paid to holders of the Company's common stock during the period that the option is outstanding (such payments are hereinafter referred to as "Dividend Payments").

          6.6: The aggregate fair market value of all shares of stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any one calendar year, under this Plan or any other stock option plan maintained by the Corporation (or by any subsidiary or parent of the


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Corporation), shall not exceed $100,000. The fair market value of such shares of stock shall be the mean of the high and low prices of the common stock of the Corporation as reported in the New York Stock Exchange - Composite Transactions on the date the related stock option is granted (or on the next preceding day such stock was traded on a stock exchange included in the New York Stock Exchange - Composite Transactions if it was not traded on any such exchange on the date the related stock option is granted).

SECTION 7: STOCK  APPRECIATION RIGHTS.

          7.1: The Committee may, in its discretion, grant stock appreciation rights to Participants who have received a Stock Option Award. The stock appreciation rights may relate to such number of shares, not exceeding the number of shares that the Participant may acquire upon exercise of a related stock option, as the Committee determines in its discretion. Upon exercise of a stock option by a Participant, the stock appreciation rights relating to the shares covered by such exercise shall terminate. Upon termination or expiration of a stock option, any unexercised stock appreciation rights related to that option shall also terminate. Upon exercise of stock appreciation rights, such rights and the related option to the extent of an equal number of shares shall terminate.

          7.2: The Committee at its discretion may revoke at any time any unexercised stock appreciation rights granted to a Participant under this Plan, without compensation to such Participant. Revocation of a Participant's stock appreciation rights under this section shall not affect any related stock options granted to the Participant under this Plan.

          7.3: Upon a Participant's exercise of some or all of the Participant's stock appreciation rights, the Participant shall receive an amount equal to the value of the Stock Appreciation for the number of rights exercised, payable in


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cash,  common  stock,  Restricted  Stock,  or  a  combination  thereof,  at  the discretion of the Committee.

          7.4: The Committee shall have the discretion either to determine the form in which payment of a stock appreciation right will be made, or to consent to or disapprove the election of the Participant to receive cash in full or partial settlement of the right. Such consent or disapproval may be given at any time before or after the election to which it relates. Notwithstanding the foregoing provision, if a Participant exercises a stock appreciation right during the 60-day period commencing on the date of a Change in Control of the Corporation, the form of payment of such stock appreciation right shall be cash, provided that such stock appreciation right was granted as least six months prior to the date of exercise, and shall be common stock if such stock appreciation right was granted six months or less prior to the date of the exercise.

          7.5: Except in the case of a stock appreciation right that has granted at least six months prior to exercise and is exercised for cash during the 60-day period commencing on the date of the Change in Control of the Corporation, any election by the Participant to receive cash in full or partial settlement of the stock appreciation right, as well as any exercise by the Participant of the Participant's stock appreciation right for such cash, shall be made only during the period beginning on the third business day following the date of release of the quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

          7.6: Settlement for exercised stock appreciation rights may be deferred by the Committee in its discretion to such date and under such terms and conditions as the Committee may determine.


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          7.7: A stock  appreciation  right is only exercisable and transferable during the period when the stock option to which it is related is also exercisable and transferable, respectively. If the Participant is a person subject to Section 16 of the Exchange Act, the election to exercise the stock appreciation right may not be exercised within six months after the grant of the option, unless otherwise permitted by law.

SECTION 8: EXERCISE PAYMENTS.

          8.1: The Committee may, in its discretion, grant to Participants holding stock options the right to receive Exercise Payments relating to such number of shares covered by the Participant's stock options as the Committee determines in its discretion. Exercise Payments shall be reduced by the total amount which may have been received as Dividend Payments pursuant to Section 6.5 with respect to the stock option that is being exercised.

          8.2: At the discretion of the Committee, the Exercise Payment may be made in cash, common stock, Restricted Stock, or a combination thereof; provided, however, Exercise Payments may be made in cash to Participants subject to Section 16(b) of the Exchange Act only if they exercise the related stock option during a period beginning on the third business day following the date of release of the quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date. Exercise Payments shall be paid within 20 business days following the exercise of a related stock option; provided, however, that payment may be deferred by the Committee in its discretion to such date and under such terms and conditions as the Committee may determine.

          8.3: Exercise Payments shall be paid only upon the exercise of related stock options which are exercised by the Participant while an active Employee;


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provided,  however, that in the case of a Participant's death, Exercise Payments will be paid if the related stock options are exercised within nine months after death, but before the expiration of the stock option's term.

          In the case of a Participant's Retirement, any exercise payments awarded to the Participant will be paid if the stock options are exercised within the later of (i) three months after Retirement or (ii) three months after such options became exercisable, but before the expiration of the term of the stock option.

SECTION 9: GRANTS OF STOCK.

          9.1: The Committee may grant, either alone or in addition to other awards granted under the Plan, shares of stock or Restricted Stock to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. The Committee, in its discretion, may also make a cash payment to a Participant granted shares of stock or Restricted Stock under the Plan to allow such Participant to satisfy tax obligations arising out of receipt of the stock or Restricted Stock.

          9.2: The Committee from time to time may authorize a Participant to elect within 60 days of the receipt of the variable compensation payment paid by the Corporation to the Participant to deposit with the Corporation shares of common stock of the Corporation owned by the Participant with a value on the date of deposit not exceeding twenty-five percent (25%) of the variable


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compensation  payment, and receive a matching grant of an equal number of shares of  Restricted  Stock  subject  to the  following  terms  and  conditions:

(i) A Participant may designate shares of common stock of the Corporation (exclusive of ESOP Stock) held for the Participant's account in the Savings Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies (the "Savings Plan") in lieu of depositing shares of stock owned by the Participant.

(ii) The Restricted Stock shall be issued and registered in the name of the Participant but shall be held in the custody of the Corporation until the Restricted Stock becomes non-forfeitable;

(iii) The Restricted Stock shall not be transferable until the earlier of (a) three years from the date of grant and (b) the date the Restricted Stock becomes non-forfeitable;

(iv) The Restricted Stock shall be forfeited by the Participant if the shares of common stock deposited with the Corporation (or designated pursuant to (i) above) do not remain deposited with the Corporation or so designated for three years from the date of grant; provided however, that such stock may be withdrawn without any resulting forfeiture upon the Participant's separation from service by reason of death, disability, Retirement or termination by the Corporation without cause if such separation from service occurs within the three year period;

(v) The Restricted Stock shall be forfeited by the Participant if the Participant separates from service with the Corporation during the three year period from the date of grant. However, if a Participant separates from service on account of death, disability, or termination by the Corporation without cause, the Restricted Stock shall become nonforfeitable at the time of such separation from service. If the Participant separates from service on account of Retirement, the Restricted Stock shall become nonforfeitable at the expiration of three years from the date of grant, provided the Participant complies with clause (iv) above.

(vi) Dividends paid on the stock held in the Participant's Savings Plan accounts and utilized for the purpose of obtaining the Restricted Stock grant under this Section 9.2 shall be paid according to the terms of the Savings Plan;

(vii) Dividends paid on the stock deposited with the Corporation during the three-year period from the date of grant shall be distributed to the Participant, or, at the Participant's election, reinvested in the Union Carbide Dividend Reinvestment and Stock Purchase Plan; and

(viii) Dividends paid on the Restricted Stock during the three year period from the date of grant shall be held in the custody of the Corporation and reinvested on the Participant's behalf in common stock


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          of the  Corporation  at its  market  value  at the  time of  purchase;
          provided, however, that the stock so purchased shall be forfeited by the Participant if the Restricted Stock to which the dividends relate is forfeited.

          This provision does not limit the Committee's  authority under Section
9.1 to grant Restricted Stock to Participants under different terms than those described in this Section 9.2.

SECTION 10:  PERFORMANCE  AWARDS.

          10.1: The Committee may grant, either alone or in addition to other awards granted under the Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the market value of the common stock, Restricted Stock or other securities of the Corporation ("Performance Awards") to such Participants as the Committee, or the Chief Executive Officer of the Corporation, if the Committee in its discretion delegates the right to allocate awards pursuant to Section 4, authorizes and under such terms as the Committee establishes. Performance Awards may be paid in common stock, Restricted Stock or other securities of the Company, cash or any other form of property as the Committee shall determine. Performance Awards shall entitle the Participant to receive an award if the measures of performance established by the Committee are met. The measures of performance shall be established by the Committee in its absolute discretion.

          10.2: The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards.

          10.3: The Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares received pursuant to this Section


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10 prior to the date on which any applicable  restriction or performance  period established by the Committee lapses.

SECTION 11: GENERAL PROVISIONS.

          11.1: Any assignment or transfer of any awards without the written consent of the Corporation shall be null and void. 11.2: Nothing contained herein shall require the Corporation to segregate any monies from its general funds, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant for any year.

          11.3: Participation in this Plan shall not affect the Corporation's right to discharge a Participant.

          11.4: Restricted Stock may not be sold or transferred by the Participant until any restrictions that have been established by the Committee have lapsed.

          11.5: The Participant shall have, with respect to Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any dividends, unless the Committee shall otherwise determine.

          11.6: Upon a Participant's termination of employment during the period any restrictions are in effect, all Restricted Stock shall be forfeited without compensation to the Participant unless the Committee decides that it is in the best interest of the Corporation to permit individual exceptions.

SECTION 12: AMENDMENT, SUSPENSION, OR TERMINATION.

          12.1: The Board of Directors may suspend, terminate, or amend the Plan, including but not limited to such amendments as may be necessary or desirable resulting from changes in the federal income tax laws and other applicable laws, but may not, without approval by the holders of a majority of


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all  outstanding  shares  entitled  to  vote  on the  subject  at a  meeting  of stockholders of the Corporation, increase the total number of shares of stock that may be optioned or granted under this Plan.

          12.2: This Plan is intended to comply with the requirements of Rule 16b-3 under the Exchange Act, as applicable during the term of the Plan. Should the requirements of Rule 16b-3 change, the Board of Directors may amend this Plan to comply with the requirements of that rule or its successor provision or provisions.

SECTION 13: EFFECTIVE DATE AND DURATION OF THE PLAN.

          This Plan shall be effective following approval by the stockholders of the Corporation. No award shall be granted under this Plan subsequent to the date of the meeting of shareholders of the Corporation in 1997.



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